UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2021

CF BANKSHARES INC.

(Exact name of registrant as specified in its charter)

Delaware	0-25045	34-1877137
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

7000 N. High Street, Worthington, Ohio	43085	(614) 334-7979
(Address of principal executive offices)	(Zip Code)	(Registrant’s Telephone Number)

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	CFBK	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.  Other Events.

On October 5, 2021, CF Bankshares Inc. (the “Company) announced that its Board of Directors has declared a quarterly cash dividend on its common stock in the amount of $0.04 per share, which will be payable on November 2, 2021 to stockholders of record as of the close of business on October 22, 2021.

On September 29, 2021, the Board of Directors of CF Bankshares Inc. (the “Company) approved an increase in the number of shares that may be repurchased by the Company under its stock repurchase program previously announced on January 28, 2021, from 250,000 to 350,000, and further extended the stock repurchase program through June 30, 2022. Under the stock repurchase program, the Company may purchase shares of its common stock from time to time through various means, including open market transactions and privately negotiated transactions.  Open market repurchases will be made in accordance with applicable securities laws and regulations, including Rule 10b-18 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and may be effected pursuant to Rule 10b5-1 under the Exchange Act.  The manner, timing and amount of any stock repurchases will be determined by the Company’s management in its discretion based on its evaluation of various factors, including the trading price of the Company’s common stock, market and economic conditions, regulatory requirements and other corporate considerations.  The repurchase program may be suspended or discontinued at any time.

A copy of the press release issued by the Company on October 5, 2021, announcing the declaration of the quarterly dividend and the increase and extension of the Company’s stock repurchase program, is included as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference.

Item 9.01. Financial Statements and Exhibits

(a)	Not applicable
(b)	Not applicable
(c)	Not applicable
(d)	Exhibits

99.1 Press Release issued by the Company on October 5, 2021, announcing declaration of quarterly dividend and increase and extension of stock repurchase program.
104Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CF Bankshares Inc.

Date: October 5, 2021	By:	/s/ Kevin J. Beerman
Kevin J. Beerman
Executive Vice President and Chief Financial Officer